AMENDMENT TO RESTRICTED STOCK PURCHASE AGREEMENT
                 ------------------------------------------------

     This Agreement is made as of October 4, 1994 by and between Printronix, Inc., a Delaware Corporation ("Printronix" or the "Company"), and
__________________________________________ ("Officer").

                                   RECITALS

     A.  Officer is party to a Restricted Stock Purchase Agreement with
Printronix.

     B. In accordance with that agreement, 25% of the shares (the "Shares") owned by Officer are subject to a repurchase right by Printronix if certain performance criteria is not met for fiscal year 1995.

     C. In recognition of Officer's services to Printronix and the performance of the Company in the first six months of fiscal year 1995, Printronix wishes to relinquish its potential right to repurchase the Shares for fiscal year 1995.

                                AGREEMENT

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The potential right of Printronix to repurchase the Shares in respect to fiscal year 1995 hereby lapses. Officer shall, as of the date hereof, have the full right of ownership of the Shares.

     2. Except as expressly modified herein, the Restricted Stock Purchase Agreement shall remain in full force and effect.

                                           PRINTRONIX, INC.


                                           By_____________________________

                                           OFFICER


                                           _______________________________


                               EXHIBIT 10.1